Intangible Assets - Schedule of Expected Aggregate Future Amortization Expense (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
2014		$ 186
2015		186
2016		128
2017		9
Total	$ 369	$ 509	$ 696	$ 2,610